EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; High
================================================================================


--------------------------------------------------------------------------------
Pool Summary                               COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                   360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $35,617,608.07
Data as of Date: 2004-08-01
GROSS WAC: 6.0346%
NET WAC: 5.767%
% SF/PUD: 60.69%
% FULL/ALT: 76.80%
% CASHOUT: 42.86%
% PURCHASE: 27.55%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.14%
% FICO > 679: 75.96%
% NO FICO: 0.33%
WA FICO: 712
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 14.71%
CALIFORNIA %: 15.12%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 14.71%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                               COUNT                UPB          %
--------------------------------------------------------------------------------
15 YR FXD                                    360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                           COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            52      $1,990,645.00       5.20%
$50,000.01 - $100,000.00                     160      11,650,720.00      30.46
$100,000.01 - $150,000.00                     82       9,743,984.00      25.48
$150,000.01 - $200,000.00                     40       6,993,950.00      18.29
$200,000.01 - $250,000.00                      9       2,048,400.00       5.36
$250,000.01 - $300,000.00                      6       1,658,850.00       4.34
$300,000.01 - $350,000.00                      7       2,286,800.00       5.98
$350,000.01 - $400,000.00                      2         755,000.00       1.97
$450,000.01 - $500,000.00                      1         480,000.00       1.25
$600,000.01 - $650,000.00                      1         640,000.00       1.67
--------------------------------------------------------------------------------
Total:                                       360     $38,248,349.00     100.00%
--------------------------------------------------------------------------------
Minimum: $20,500.00
Maximum: $640,000.00
Average: $106,245.41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            77      $3,386,593.00       8.90%
$50,000.01 - $100,000.00                     153      12,175,752.00      31.99
$100,000.01 - $150,000.00                     78      10,037,998.00      26.37
$150,000.01 - $200,000.00                     27       4,849,175.00      12.74
$200,000.01 - $250,000.00                      8       1,814,201.00       4.77
$250,000.01 - $300,000.00                      6       1,655,973.00       4.35
$300,000.01 - $350,000.00                      7       2,277,936.00       5.98
$350,000.01 - $400,000.00                      3       1,229,185.00       3.23
$600,000.01 - $650,000.00                      1         635,680.00       1.67
--------------------------------------------------------------------------------
Total:                                       360     $38,062,493.00     100.00%
--------------------------------------------------------------------------------
Minimum: $20,500.00
Maximum: $635,680.42
Average: $105,729.15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                 COUNT                UPB          %
--------------------------------------------------------------------------------
5.501% - 5.750%                              119     $12,365,483.00      34.72%
5.751% - 6.000%                              113      11,767,971.00      33.04
6.001% - 6.250%                               52       5,236,454.00      14.70
6.251% - 6.500%                               30       2,108,285.00       5.92
6.501% - 6.750%                               20       1,590,506.00       4.47
6.751% - 7.000%                               17       1,971,135.00       5.53
7.001% - 7.250%                                5         282,290.00       0.79
7.251% - 7.500%                                3         252,045.00       0.71
7.501% - 7.750%                                1          43,440.00       0.12
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 7.750%
Weighted Average: 6.035%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                   COUNT                UPB          %
--------------------------------------------------------------------------------
5.251% - 5.500%                              122     $12,527,300.00      35.17%
5.501% - 5.750%                              110      11,606,153.00      32.59
5.751% - 6.000%                               59       5,918,308.00      16.62
6.001% - 6.250%                               30       2,006,529.00       5.63
6.251% - 6.500%                               22       1,838,702.00       5.16
6.501% - 6.750%                                9       1,192,157.00       3.35
6.751% - 7.000%                                7         485,019.00       1.36
7.251% - 7.500%                                1          43,440.00       0.12
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.345%
Maximum: 7.375%
Weighted Average: 5.767%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                    360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:16                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; High
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT                UPB          %
--------------------------------------------------------------------------------
121 - 180                                    360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 171
Maximum: 180
Weighted Average: 179
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                  COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                         176     $18,249,843.00      51.24%
1 - 1                                        106      10,646,299.00      29.89
2 - 2                                          8         469,835.00       1.32
3 - 3                                         17       1,935,878.00       5.44
4 - 4                                          7         568,399.00       1.60
5 - 5                                         14       1,243,078.00       3.49
6 - 6                                         17       1,197,715.00       3.36
7 - 12                                        15       1,306,562.00       3.67
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 9
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                COUNT                UPB          %
--------------------------------------------------------------------------------
0 - 0                                          2        $117,700.00       0.33%
550 - 559                                      1          49,830.00       0.14
600 - 609                                      2         174,613.00       0.49
610 - 619                                      2         163,750.00       0.46
620 - 629                                     14       1,385,261.00       3.89
630 - 639                                      8         767,819.00       2.16
640 - 649                                      8         843,807.00       2.37
650 - 659                                     19       1,367,943.00       3.84
660 - 669                                     11         984,775.00       2.76
670 - 679                                     27       2,707,288.00       7.60
680 - 689                                     29       3,150,422.00       8.85
690 - 699                                     32       2,903,408.00       8.15
700 - 709                                     33       3,163,477.00       8.88
710 - 719                                     30       2,505,627.00       7.03
720 - 729                                     25       2,322,376.00       6.52
730 - 739                                     24       2,217,643.00       6.23
740 - 749                                     19       2,752,432.00       7.73
750 - 759                                     15       1,891,386.00       5.31
760 - 769                                     18       2,193,036.00       6.16
770 - 779                                     15       1,548,538.00       4.35
780 - 789                                     12       1,266,361.00       3.56
790 - 799                                      7         448,203.00       1.26
800 - 809                                      6         575,086.00       1.61
810 - 819                                      1         116,826.00       0.33
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 819
Weighted Average: 712
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT                UPB          %
--------------------------------------------------------------------------------
15.001% - 20.000%                              1        $109,614.00       0.31%
20.001% - 25.000%                              4         446,299.00       1.25
25.001% - 30.000%                              6         582,974.00       1.64
30.001% - 35.000%                              8       1,293,497.00       3.63
35.001% - 40.000%                              5         863,544.00       2.42
40.001% - 45.000%                             10       1,055,659.00       2.96
45.001% - 50.000%                             16       1,969,111.00       5.53
50.001% - 55.000%                             29       3,188,149.00       8.95
55.001% - 60.000%                             24       2,597,321.00       7.29
60.001% - 65.000%                             33       3,770,234.00      10.59
65.001% - 70.000%                             57       5,886,534.00      16.53
70.001% - 75.000%                             44       3,953,794.00      11.10
75.001% - 80.000%                             68       5,693,986.00      15.99
80.001% - 85.000%                              9         645,727.00       1.81
85.001% - 90.000%                             46       3,561,166.00      10.00
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 17.39%
Maximum: 90.00%
Weighted Average: 65.14%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio               COUNT                UPB          %
--------------------------------------------------------------------------------
15.001% - 20.000%                              1        $109,614.00       0.31%
20.001% - 25.000%                              4         446,299.00       1.25
25.001% - 30.000%                              5         480,317.00       1.35
30.001% - 35.000%                              8       1,293,497.00       3.63
35.001% - 40.000%                              5         863,544.00       2.42
40.001% - 45.000%                             10       1,055,659.00       2.96
45.001% - 50.000%                             17       2,071,768.00       5.82
50.001% - 55.000%                             29       3,188,149.00       8.95
55.001% - 60.000%                             24       2,597,321.00       7.29
60.001% - 65.000%                             33       3,770,234.00      10.59
65.001% - 70.000%                             57       5,886,534.00      16.53
70.001% - 75.000%                             44       3,953,794.00      11.10
75.001% - 80.000%                             67       5,556,930.00      15.60
80.001% - 85.000%                              9         645,727.00       1.81
85.001% - 90.000%                             47       3,698,222.00      10.38
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 17.39%
Maximum: 90.00%
Weighted Average: 65.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:16                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; High
================================================================================


--------------------------------------------------------------------------------
DTI                                        COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                    235     $22,728,935.00      63.81%
6.001% - 11.000%                               1          98,853.00       0.28
11.001% - 16.000%                              5         504,771.00       1.42
16.001% - 21.000%                              8         692,528.00       1.94
21.001% - 26.000%                             16       1,643,445.00       4.61
26.001% - 31.000%                             14       1,228,232.00       3.45
31.001% - 36.000%                             17       1,967,344.00       5.52
36.001% - 41.000%                             12       1,211,034.00       3.40
41.001% - 46.000%                             12       1,254,625.00       3.52
46.001% - 51.000%                             13       1,241,346.00       3.49
51.001% - 56.000%                             10         972,783.00       2.73
56.001% - 61.000%                              9         962,311.00       2.70
61.001% - 66.000%                              4         733,901.00       2.06
71.001% - 76.000%                              1         114,300.00       0.32
86.001% - 91.000%                              2         208,200.00       0.58
116.001% - 121.000%                            1          55,000.00       0.15
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 119.040%
Weighted Average: 39.450%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT                UPB          %
--------------------------------------------------------------------------------
California                                    35      $5,384,638.00      15.12%
New York                                      31       3,966,642.00      11.14
Florida                                       33       3,586,213.00      10.07
New Jersey                                    18       2,642,909.00       7.42
Texas                                         32       2,276,648.00       6.39
Maryland                                      18       1,701,084.00       4.78
Arizona                                       16       1,499,495.00       4.21
Virginia                                      11       1,181,681.00       3.32
Connecticut                                    8       1,142,325.00       3.21
Pennsylvania                                  15         858,864.00       2.41
Michigan                                      12         820,866.00       2.30
Massachusetts                                  4         760,840.00       2.14
North Carolina                                10         752,038.00       2.11
Illinois                                       8         740,855.00       2.08
New Mexico                                     7         582,757.00       1.64
Ohio                                           8         580,926.00       1.63
Alabama                                        7         510,398.00       1.43
Hawaii                                         2         504,000.00       1.42
Tennessee                                      6         488,993.00       1.37
Louisiana                                      9         461,284.00       1.30
Georgia                                        7         450,611.00       1.27
Idaho                                          6         448,746.00       1.26
Nevada                                         4         404,388.00       1.14
South Carolina                                 5         382,444.00       1.07
Indiana                                        6         364,103.00       1.02
Wisconsin                                      4         288,512.00       0.81
District Of Columbia                           2         276,498.00       0.78
Washington                                     4         265,210.00       0.74
Rhode Island                                   2         259,128.00       0.73
Missouri                                       4         256,392.00       0.72
Oklahoma                                       5         230,466.00       0.65
Kentucky                                       2         212,768.00       0.60
Oregon                                         3         207,806.00       0.58
North Dakota                                   2         204,428.00       0.57
New Hampshire                                  1         180,000.00       0.51
Wyoming                                        2         137,721.00       0.39
Maine                                          1         118,136.00       0.33
Kansas                                         2          95,706.00       0.27
Delaware                                       2          93,286.00       0.26
Arkansas                                       1          79,725.00       0.22
Colorado                                       1          74,319.00       0.21
Montana                                        2          63,000.00       0.18
Mississippi                                    1          55,427.00       0.16
Utah                                           1          25,335.00       0.07
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                             COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                                325     $30,232,970.00      84.88%
South CA                                      22       3,560,471.00      10.00
North CA                                      13       1,824,168.00       5.12
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:16                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

              Available; No PIF's; 15YR AUG; conforming; INVESTOR;
                         settle in August; '; 15yr; High
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT                UPB          %
--------------------------------------------------------------------------------
91423                                          1        $635,680.00       1.78%
96815                                          2         504,000.00       1.42
11230                                          1         395,853.00       1.11
20785                                          3         393,051.00       1.10
87113                                          3         388,222.00       1.09
Other                                        350      33,300,802.00      93.50
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT                UPB          %
--------------------------------------------------------------------------------
Cash Out Refi                                135     $15,267,063.00      42.86%
Rate & Term Refi                             118      10,536,280.00      29.58
Purchase                                     107       9,814,265.00      27.55
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                          COUNT                UPB          %
--------------------------------------------------------------------------------
No                                           225     $20,350,545.00      57.14%
Yes                                          135      15,267,063.00      42.86
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
Full                                         213     $19,793,101.00      55.57%
Alternate                                     58       7,559,622.00      21.22
No Doc                                        60       4,870,836.00      13.68
Stated Doc                                    16       1,305,680.00       3.67
No Ratio                                       3         770,727.00       2.16
No Income No Asset                             2         504,000.00       1.42
Stated Income Full Asset                       2         324,363.00       0.91
Limited Income Full Asset                      4         323,808.00       0.91
Streamline                                     2         165,471.00       0.46
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                                226     $20,014,068.00      56.19%
Two Family                                    57       5,801,292.00      16.29
Four Family                                   14       2,237,693.00       6.28
Three Family                                  12       2,141,573.00       6.01
Condomimium                                   18       2,112,220.00       5.93
Pud                                           15       1,329,161.00       3.73
Low Rise Condo (2-4 floors)                    9         863,467.00       2.42
Townhouse                                      4         508,237.00       1.43
Mid Rise Condo (4-8 floors)                    2         337,364.00       0.95
Pud Attached                                   2         194,933.00       0.55
Single Family Attached                         1          77,600.00       0.22
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                  COUNT                UPB          %
--------------------------------------------------------------------------------
Investor Occupied                            360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                        298     $30,377,041.00      85.29%
24.000                                        56       4,329,323.00      12.16
36.000                                         2         196,221.00       0.55
60.000                                         4         715,024.00       2.01
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
wa Term: 4.320
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                               COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                           360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                              COUNT                UPB          %
--------------------------------------------------------------------------------
1                                            360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT                UPB          %
--------------------------------------------------------------------------------
Amerin                                        12        $889,171.00       2.50%
Assumed MI for Levels Only                     1         101,095.00       0.28
GEMICO                                         4         300,997.00       0.85
MGIC                                           9         655,206.00       1.84
PMI Mortgage Insurance                        13         930,740.00       2.61
Radian Guaranty                                5         663,142.00       1.86
Republic Mortgage Insurance                    1          67,579.00       0.19
United Guaranty                               10         598,962.00       1.68
LTV <=80                                     305      31,410,715.00      88.19
--------------------------------------------------------------------------------
Total:                                       360     $35,617,608.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 26, 2004 12:16                    Page 4 of 4